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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  May 30, 2003


                               ASTA FUNDING, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                           --------------------------
                 (State or other jurisdiction of incorporation)


        0-26906                                        22-3388607
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


210 Sylvan Avenue, Englewood Cliffs, New Jersey                     07632
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 201-567-5648

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Item 5. Other Events and Regulation FD Disclosure.

        On May 30, 2003, Stern Family Investors LLC and GMS Family Investors LLC (the "LLCs"), two newly formed Delaware limited liability companies, acquired 1,277,000 shares (31%) of the common stock of the Company from Arthur Stern, Chairman of the Board of Directors of Asta Funding, Inc. (the "Company") (200,000 shares), Gary Stern, President and Chief Executive Officer of the Company and the son of Arthur Stern (700,000 shares) and other members of the Stern family or trusts for the benefit of their issue. Judith R. Feder, a niece of Arthur Stern and a cousin of Gary Stern, is the manager of each LLC and as such has sole voting and investment power as to such shares. Each transfer was made in exchange for an equitable interest in the applicable LLC.

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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ASTA FUNDING, INC.

Date: June 2, 2003                           By: /s/ Mitchell Herman
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                                                 Mitchell Herman
                                                 Chief Financial Officer